UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): DECEMBER 31, 1996




                              CAPSTAR HOTEL COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-12017               52-1979383
(State or other jurisdiction    (Commission File   (IRS Employer Identification
       of incorporation)              Number)               Number)



                           1010 Wisconsin Avenue, N.W.
                                   Suite 650
                             Washington, D.C. 20007
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (202) 965-4455




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Item 2.   ACQUISITION OF ASSETS

          On December 17, 1996, CapStar Hotel Company completed the purchase of five hotels from MBL Life Assurance Corporation. A copy of the press release is attached hereto as Exhibit 99 to this current report.


Item 7.   Financial Statements, Pro Forma

          FINANCIAL INFORMATION AND EXHIBITS

  (a)(b) It is not practical for the Company to provide required financial statements and pro forma financial information for the acquired assets as of the date hereof. The Company intends to file such financial information as soon as it becomes available and in any event within 60 days of this Report on Form 8-K.


     (c) The following are exhibits to this Report and are filed herewith:


          Exhibit 99       Press Release dated December 18, 1996.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    CAPSTAR HOTEL COMPANY
                    (Registrant)



                    By:   /S/ WILLIAM M. KARNES
                       -------------------------------
                       William M. Karnes
                       Senior Executive Vice President


Dated:  December 31, 1996

                                  EXHIBIT INDEX

                             CAPSTAR HOTEL COMPANY

                           Current Report on Form 8-K
                             Dated December 31, 1996


EXHIBIT NO.                         DESCRIPTION

99                       Press Release dated December 18, 1996.